UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2019

SELECT BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

North Carolina	000-50400	20-0218264
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 W. Cumberland Street, Dunn, North Carolina	28334
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (910) 892-7080

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $1.00 per share	SLCT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As discussed under Item 5.07 of this Current Report on Form 8-K, on May 21, 2019, the Company’s shareholders approved an amendment to the Company’s bylaws to eliminate language previously contained in Article III, Section 2 of the Company’s bylaws that required a Company director to retire on his or her 80th birthday. The amendment was effective on May 21, 2019, upon approval by shareholders. A full copy of the bylaws, as amended, is filed as Exhibit 3.1 to this Current Report.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 21, 2019, the Company held its Annual Meeting. There were six proposals submitted to shareholders at the Annual Meeting. In the case of Proposal 1, all of the Board of Directors’ nominees were approved and elected to serve on the Company’s Board of Directors. Each of Proposals 2, 4, 5, and 6 were approved by the shareholders entitled to vote at the Annual Meeting by the requisite vote. With respect to Proposal 3, Company shareholders elected “Every Year” as the preferred frequency for future say-on-pay votes regarding the compensation paid to our named executive officers. Having received such advisory vote, the Company’s board of directors determined to hold future say-on-pay advisory votes on an annual basis.

The proposals below are described in greater detail in the Company’s definitive proxy statement for the Annual Meeting, as filed with the SEC on April 8, 2019.

The voting results at the Annual Meeting were as follows:

Proposal 1: Proposal to elect six members of the Board of Directors for terms of three years.

Directors Elected	Votes For	Votes Withheld	Broker Non-Votes

J. Gary Ciccone	14,120,113	634,301	2,285,708
Oscar N. Harris	14,413,237	341,177	2,285,708
Ronald V. Jackson	14,555,243	199,171	2,285,708
V. Parker Overton	14,272,954	481,222	2,285,708
K. Clark Stallings	14,642,256	111,920	2,285,708
W. Lyndo Tippett	14,373,110	381,066	2,285,708

Proposal 2: Advisory Vote to Approve Named Executive Officer Compensation.

For	Against	Abstain	Broker Non-Votes

11,188,731	3,311,097	254,586	2,285,708

Proposal 3: Advisory Vote on Frequency of Future Say-on-Pay Votes.

Every Year	Every Two Years	Every Three Years	Abstain

13,946,169	160,548	474,274	173,423

Proposal 4: Proposal to approve an amendment to the Company’s bylaws to eliminate the mandatory retirement age for directors.

For	Against	Abstain	Broker Non-Votes

12,441,093	1,590,551	722,770	2,285,708

Proposal 5: Proposal to approve an amendment to the Company’s articles of incorporation to increase the authorized shares of common stock.

For	Against	Abstain	Broker Non-Votes

15,572,408	1,326,969	140,745	0

Proposal 6: Proposal to ratify the appointment of Dixon Hughes Goodman LLP as the Company’s independent registered public accounting firm for 2019.

For	Against	Abstain	Broker Non-Votes

16,979,347	28,558	32,217	0

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description of Exhibit
3.1	Bylaws of Select Bancorp, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECT BANCORP, INC.

Date: May 24, 2019	By:	/s/ Mark A. Jeffries
Mark A. Jeffries
Executive Vice President and Chief Financial Officer